                                  Exhibit 99.3

  Series 2001-2 Monthly Certificateholders' Statement for the month of July 2001

                                                                   Series 2001-2
                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 2001-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:

             Date of the Certificate               August 10, 2001
             Monthly Period ending                   July 31, 2001
             Determination Date                    August 10, 2001
             Distribution Date                     August 15, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                              General
====================================================================================================================================
101   Amortization Period                                                                                      No        101
102   Early Amortization Period                                                                                No        102
103   Class A Investor Amount paid in full                                                                     No        103
104   Class B Investor Amount paid in full                                                                     No        104
105   Collateral Interest Amount paid in full                                                                  No        105
106   Saks Incorporated is the Servicer                                                                        Yes       106
------------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
====================================================================================================================================
                                                                                                     as of the end of
                                                                   as of the end of the                the relevant
                                                                   prior Monthly Period               Monthly Period
                                                                   --------------------              ----------------
107   Series 2001-2 Investor Amount                                    $          -      107(a)        $450,000,000      107(b)
108   Class A Investor Amount                                          $          -      108(a)        $333,000,000      108(b)
109   Class B Investor Amount                                          $          -      109(a)        $ 36,000,000      109(b)
110   Class C Investor Amount                                          $          -      110(a)        $ 65,250,000      110(b)

111   Class D Investor Amount                                          $          -      111(a)        $ 15,750,000      111(b)
112   Series 2001-2 Adjusted Investor Amount                           $          -      112(a)        $450,000,000      112(b)
113   Class A Adjusted Investor Amount                                 $          -      113(a)        $333,000,000      113(b)
114   Principal Account Balance with respect to Class A                $          -      114(a)        $          -      114(b)
115   Class B Adjusted Investor Amount                                 $          -      115(a)        $ 36,000,000      115(b)
116   Principal Account Balance with respect to Class B                $          -      116(a)        $          -      116(b)
117   Class C Adjusted Investor Amount                                 $          -      117(a)        $ 65,250,000      117(b)

118   Principal Account Balance with respect to Class C                $          -      118(a)        $          -      118(b)
119   Class D Investor Amount                                          $          -      119(a)        $ 15,750,000      119(b)

                                                                                                     for the relevant
                                                                                                      Monthly Period
                                                                                                     ----------------
120   Series 2001-2 average Adjusted Investor Amount                                                   $217,741,935      120
121   Class A average Adjusted Investor Amount                                                         $161,129,032      121
122   Class B average Adjusted Investor Amount                                                         $ 17,419,355      122
123   Class C average Adjusted Investor Amount                                                         $ 31,572,581      123
124   Class D average Investor Amount                                                                  $  7,620,968      124

125   Class A Certificate Rate                                                                            4.06875%       125
126   Class B Certificate Rate                                                                            4.47875%       126
127   Class C Certificate Rate                                                                            5.32875%       127

                                                                                                     as of the end of
                                                                     for the relevant                  the relevant
                                                                      Monthly Period                  Monthly Period
                                                                   --------------------              ----------------
128   Series 2001-2 Investor Percentage with respect to
      Finance Charge Receivables                                          16.99%         128(a)             40.03%       128(b)
129   Class A                                                             12.57%         129(a)             29.62%       129(b)
130   Class B                                                              1.36%         130(a)              3.20%       130(b)
131   Class C                                                              2.46%         131(a)              5.80%       131(b)
132   Class D                                                              0.59%         132(a)              1.40%       132(b)

133   Series 2001-2 Investor Percentage with respect to
      Principal Receivables                                               16.99%         133(a)             40.03%       133(b)
134   Class A                                                             12.57%         134(a)             29.62%       134(b)
135   Class B                                                              1.36%         135(a)              3.20%       135(b)
136   Class C                                                              2.46%         136(a)              5.80%       136(b)
137   Class D                                                              0.59%         137(a)              1.40%       137(b)

138   Series 2001-2 Investor Percentage with respect to
      Allocable Amounts                                                   16.99%         138(a)             40.03%       138(b)
139   Class A                                                             12.57%         139(a)             29.62%       139(b)
140   Class B                                                              1.36%         140(a)              3.20%       140(b)
141   Class C                                                              2.46%         141(a)              5.80%       141(b)
142   Class D                                                              0.59%         142(a)              1.40%       142(b)

                                                                                                                         Page 1 of 5

                                                                                                                       Series 2001-2

---------------------------------------------------------------------------------------------------------------------------
                                               Series 2001-2 Investor Distributions
---------------------------------------------------------------------------------------------------------------------------
  143  The sum of the daily allocations of collections of Principal Receivables for the
       relevant Monthly Period                                                                       $         -        143
  144  Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                     $         -        144
  145  Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                     $         -        145
  146  Class C distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                     $         -        146
  147  Class D distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                     $         -        147
  147  Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                        $      3.28        147
  148  Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                        $      3.61        148
  149  Class C distribution attributable to interest per $1,000 of original principal
       amount                                                                                        $      4.29        149
  150  Class D distribution attributable to interest per $1,000 of original principal
       amount                                                                                        $         -        150
  151  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                     $      1.67        151
---------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 2001-2
---------------------------------------------------------------------------------------------------------------------------
  152  Series allocation of collections of Principal Receivables                                     $38,238,152        152
  153  Class A                                                                                       $28,296,233        153
  154  Class B                                                                                       $ 3,059,052        154
  155  Class C                                                                                       $ 5,544,532        155
  156  Class D                                                                                       $ 1,338,335        156

  157  Series allocation of collections of Finance Charge Receivables                                $ 4,130,689        157
  158  Class A                                                                                       $ 3,056,710        158
  159  Class B                                                                                       $   330,455        159
  160  Class C                                                                                       $   598,950        160
  161  Class D                                                                                       $   144,574        161

       Available Funds
       ---------------
  162  Class A Available Funds                                                                       $ 3,056,710        162
  163  The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                               $         -        163
  164  Principal Investment Proceeds to be included in Class A Available Funds                       $         -        164
  165  The amount of investment earnings on amounts held in the Reserve Account to be                $         -        165
       included in Class A Available funds

  166  Class B Available Funds                                                                       $   330,455        166
  167  The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                               $         -        167
  168  Principal Investment Proceeds to be included in Class B Available Funds                       $         -        168

  169  Class C Available Funds                                                                       $   598,950        169
  170  The amount to be withdrawn from the Reserve Account to be included in Collateral
       Interest Available Funds                                                                      $         -        170
  171  Principal Investment Proceeds to be included in Collateral Interest Available
       Funds                                                                                         $         -        171

  172  Class D Available Funds                                                                       $   144,574        172
---------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
---------------------------------------------------------------------------------------------------------------------------
       Class A
       -------
  172  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest
       with respect to interest amounts that were due but not paid on a prior Distribution date      $ 1,091,442        172
  173  If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee
       for the related Distribution Date                                                             $         -        173
  174  Class A Allocable Amount                                                                      $   581,370        174
  175  An amount to be included in the Excess Spread                                                 $ 1,383,898        175


                                                                                                                         Page 2 of 5


                                                                                                                       Series 2001-2

       Class B
       -------
  176  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts
       that were due but not paid on a prior Distribution date                                        $   129,884        176
  177  If Saks Incorporated is no longer the Servicer, an amount equal
       to Class B Servicing fee for the related Distribution Date                                     $         -        177
  178  An amount to be included in the Excess Spread                                                  $   200,571        178

       Class C
       -------
  179  If Saks Incorporated is no longer the Servicer, an amount equal to
       Class C Servicing fee for the related Distribution Date                                        $         -        179
  180  An amount to be included in the Excess Spread                                                  $   598,950        180

       Class D
       -------
  181  If Saks Incorporated is no longer the Servicer, an amount equal
       to Class D Servicing fee for the related Distribution Date                                     $         -        181
  182  An amount to be included in the Excess Spread                                                  $   144,574        182

  181  Available Excess Spread                                                                        $ 2,327,993        181
  182  Available Shared Excess Finance Charge Collections                                             $         -        182
  183  Total Cash Flow available for Series 1999-1 waterfall                                          $ 2,327,993        183

  184  Fund any Class A Required Amount                                                               $         -        184
  185  Class A Investor Charge Offs which have not been previously reimbursed                         $         -        185
  186  Class B Required Amount to the extent attributable to line 176 and line 177                    $         -        186
  187  Class B Allocable Amount                                                                       $    62,851        187
  188  Excess of the Required Reserve Account Amount over the amount held in the Reserve              $         -        188
       Account
  189  An amount equal to any unreimbursed reductions of the Class B Investor
       Amount, if any, due to: (i) Class B Investor  Charge Offs; (ii) Reallocated
       Principal Collections; (iii) reallocations of the Class B Investor Amount
       to the Class A Investor Amount                                                                 $         -        189
  190  Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
       paid on a prior Distribution date                                                              $   280,092        190
  191  Servicing Fee due for the relevant Monthly Period and not paid above plus
       any amounts previously due but not distributed to the Servicer                                 $   375,000        191
  192  Class C Allocable Amount                                                                       $   113,917        192
  193  Class D Allocable Amount                                                                       $    27,497        193
  194  Any unreimbursed reductions of the Class C Investor Amount, if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class C Investor Amount to the Class A or
       Class B Investor Amount                                                                        $         -        194
  195  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class D Investor Amount to the Class A
       or Class B or Class C Investor Amount                                                          $         -        195
  196  Excess of the Required Spread Account Amount over the available
       Spread Account Amount                                                                          $         -        196
  197  The aggregate of any other amounts, if any, then due to the Collateral Interest                $         -        197
  198  Shared Excess Finance Charge Collections                                                       $ 1,468,635        198

------------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
====================================================================================================================================

  199  Available Principal Collections held in the Collection Account                                 $38,238,152        199
  200  Controlled Accumulation Amount for the Monthly Period                                          $         -        200
  201  Deficit Controlled Accumulation Amount                                                         $         -        201
  202  Principal Collections deposited for the Monthly Period                                         $         -        202

  203  Class A Monthly Principal                                                                      $         -        203

  204  Class B Monthly Principal (only after payout of Class A or the accumulation of
       the Class A Investor Amount)                                                                   $         -        204
  205  Available Principal Collections held in the Collection Account less
       portion of such Collections applied to Class A Monthly Principal                               $38,238,152        205
  206  Controlled Deposit Amount less Class A Monthly Principal                                       $         -        206

  207  Class C Monthly Principal (only after payout of Class A and Class B
       or the accumulation of the Class A and Class B Investor Amount)                                $         -        207
  208  Available Principal Collections held in the Collection
       Account less portion of such Collections applied to Class A and
       Class B Monthly Principal                                                                      $38,238,152        208
  209  Controlled Deposit Amount less Class A and Class B
       Monthly Principal                                                                              $         -        209

                                                                                                                         Page 3 of 5

                                                                                                                       Series 2001-2

210   Class D Monthly Principal (only after payout of Class A and Class B or
      accumulation of the Class A and Class B Investor Amount)                                             $         -        210
211   Available Principal Collections held in the Collection Account
      less portion of such Collections applied to Class A, Class B, and CTO Monthly Principal              $38,238,152        211
212   Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal                       $         -        212

------------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
====================================================================================================================================

213   Reallocated Principal Collections                                                                    $         -        213
214   Class D Subordinated Principal Collections (to the extent needed to fund Required
      Amounts)                                                                                             $         -        214
215   Class C Subordinated Principal Collections (to the extent needed to fund Required
      Amounts)                                                                                             $         -        215
216   Class B Subordinated Principal Collections (to the extent needed to fund Required
      Amounts)                                                                                             $         -        216

------------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================

                                                                                        %                    Amount
                                                                                      ------              ------------
217   Series 2001-2 Default Amount                                                    16.39%   217(a)      $   758,138        217(b)
218   Class A Investor Default Amount                                                 12.57%   218(a)      $   581,370        218(b)
219   Class B Investor Default Amount                                                  1.36%   219(a)      $    62,851        219(b)
220   Class C Investor Default Amount                                                  2.46%   220(a)      $   113,917        220(b)
221   Class D Investor Default Amount                                                  0.59%   221(a)      $    27,497        221(b)

222   Series 2001-2 Adjustment Amount                                                                      $         -        222
223   Class A Adjustment Amount                                                                            $         -        223
224   Class B Adjustment Amount                                                                            $         -        224
225   Class C Adjustment Amount                                                                            $         -        225
226   Class D Adjustment Amount                                                                            $         -        226

227   Series 2001-2 Allocable Amount                                                                       $   758,138        227
228   Class A Allocable Amount                                                                             $   581,370        228
229   Class B Allocable Amount                                                                             $    62,851        229
230   Class C Allocable Amount                                                                             $   113,917        230
231   Class D Allocable Amount                                                                             $    27,497        231

------------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
====================================================================================================================================

231   Class A Required Amount                                                                              $         -        231
232   Class A Monthly Interest for current Distribution Date                                               $ 1,091,442        232
233   Class A Monthly Interest previously due but not paid                                                 $         -        233
234   Class A Additional Interest for prior Monthly Period or previously due but not
      paid                                                                                                 $         -        234
235   Class A Allocable Amount for current Distribution Date                                               $   581,370        235
236   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $         -        236

237   Class B Required Amount                                                                              $         -        237
238   Class B Monthly Interest for current Distribution Date                                               $   129,884        238
239   Class B Monthly Interest previously due but not paid                                                 $         -        239
240   Class B Additional Interest for prior Monthly Period or previously due but not
      paid                                                                                                 $         -        240
241   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $         -        241
242   Excess of Class B Allocable Amount over funds available to make payments                             $         -        242

243   Class C Required Amount                                                                              $         -        243
244   Class C Monthly Interest for current Distribution Date                                               $   280,092        244
245   Class C Monthly Interest previously due but not paid                                                 $         -        245
246   Class C Additional Interest for prior Monthly Period or previously due but not
      paid                                                                                                 $         -        246
247   Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $         -        247
248   Excess of Class C Allocable Amount over funds available to make payments                             $         -        248

------------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
====================================================================================================================================

      Class A
      -------
249   Class A Investor Amount reduction                                                                    $         -        249
250   Class A Investor Charge Off                                                                          $         -        250

      Class B
      -------
251   Class B Investor Amount reduction                                                                    $         -        251
252   Class B Investor Charge Off                                                                          $         -        252
253   Reductions of the Class B Investor Amount due to Class A Allocable Amount                            $         -        253
254   Reallocated Principal Collections applied to Class A                                                 $         -        254

                                                                                                                         Page 4 of 5

                                                                                                                       Series 2001-2

       Class C
       -------
 255   Class C Investor Amount reduction                                                               $       -   255
 256   Class C Investor Charge Off                                                                     $       -   256
 257   Reductions of the Class C Investor Amount due to Class A and Class B
       Allocable Amounts                                                                               $       -   257
 258   Reallocated Principal Collections applied to Class A and Class B                                $       -   258

       Class D
       -------
 259   Class D Investor Amount reduction                                                               $       -   259
 260   Class D Investor Charge Off                                                                     $       -   260
 261   Reductions of the Class D Investor Amount due to Class A, Class B, or Class C
       Allocable Amounts                                                                               $       -   261
 262   Reallocated Principal Collections applied to Class A, Class B, and Class C                      $       -   262

----------------------------------------------------------------------------------------------------------------------
                                                      Servicing Fee
======================================================================================================================

 263   Series 2001-2 Servicing Fee                                                                     $ 375,000   263
 264   Class A Servicing Fee                                                                           $ 277,500   264
 265   Class B Servicing Fee                                                                           $  30,000   265
 266   Class C Servicing Fee                                                                           $  54,375   266
 267   Class D Servicing Fee                                                                           $  13,125   267

----------------------------------------------------------------------------------------------------------------------
                                                    Spread Account
======================================================================================================================

 268   Beginning balance of Spread Account                                                             $       -   268
 269   Required Spread Account Amount                                                                          0   269
 270   Required Spread Account Percentage                                                                   0.00%  270
 271   Deposits to the Spread Account pursuant to line 188                                             $       -   271
 272   Withdrawals from the Spread Account                                                             $       -   272
 273   Ending balance of Spread Account                                                                $       -   273
 274   Excess Spread Percentage (including Shared Excess Finance Charge Collections)                        7.28%  274
 275   Average Excess Spread Percentage                                                                     7.28%  275

----------------------------------------------------------------------------------------------------------------------
                                                    Reserve Account
======================================================================================================================

 276   Required Reserve Account Amount (if applicable)                                                    N/A      276
 277   Reserve Account reinvestment rate (if applicable)                                                  N/A      277
 278   Reserve Account reinvestment earnings                                                           $       -   278
 279   Reserve Account balance                                                                         $       -   279

 280   Accumulation Period Length                                                                      12 months   280

----------------------------------------------------------------------------------------------------------------------
                                                    Excess Spread
======================================================================================================================

 281   Portfolio Yield for Monthly Period (excluding Shared Excess Finance
       Charge Collections from other Series)                                                               17.84%  281
 282   Base Rate for Monthly Period                                                                        10.56%  282
 283   Portfolio Yield minus Base Rate for such Monthly Period (Portfolio Adjusted Yield)                   7.28%  283
 284   Three month average of Portfolio Yield minus Base Rate                                               7.28%  284

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 2001.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
         ---------------------------------

       Name:  Scott A. Honnold
       Title: Vice President and Treasurer

                                                                     Page 5 of 5